SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 5, 2006


                           MOTORSPORTS EMPORIUM, INC.
             (Exact name of registrant as specified in its charter)



         Nevada                       0-32323                    20-1217659
(State or other jurisdiction      (Commission File             (IRS Employer
    of incorporation)                  Number)            Identification Number)


             16055 N. Dial Blvd., Suite 5, Scottsdale, Arizona 85260
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (480) 596-4002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-120

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.133-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

(b) Departure of Directors or Principal Officers.

Effective April 5, 2006, Tracey S. Baron resigned from the Board of Directors of the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

None.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: April 10, 2006

                                            MOTORSPORTS EMPORIUM, INC.

                                            By: /s/ David Keaveney
                                               ----------------------------
                                               David Keaveney
                                               President